WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

☐	Definitive Information Statement

RELIANT HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

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.	(1)	Title of each class of securities to which transaction applies: Not Applicable
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(3)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

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RELIANT HOLDINGS INC.

8605 SANTA MONICA BOULEVARD

PMB 36522

LOS ANGELES, CA 90069

(512) 407-2623

_____________, 2024

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of Reliant Holdings, Inc. (the "Company"). On July 8, 2024, Board of Directors (the “Board”) approved and recommended the approval by our stockholders by majority consent vote, of the following corporate actions (“Corporate Actions”):

1.

To approve the increase in authorized share capital of common stock of the Company from 70,000,000 to 450,000,000 shares of common stock (“Common Stock”) (the “Common Stock Authorized Share Increase”); and

2.	To approve an amendment to the Company’s bylaws which states:

a.	the number of Directors can be increased or decreased by the affirmative vote of a majority of the current Board of Directors; and

b.

the affirmative vote of a majority of the Board is sufficient to fill any vacancies on the Board, including those created by an increase in the number of Directors, without requiring shareholder consent.

Certain of our stockholders, holding a majority of our voting power on November 14, 2024 (the “Record Date”), approved the Corporate Actions by written consent in lieu of a special meeting of stockholders.

As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

For the Board of Directors of
RELIANT HOLDINGS INC.

By:	/s/ Claude Zdanow
Claude Zdanow
CEO and Director

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RELIANT HOLDINGS INC.

8605 SANTA MONICA BOULEVARD

PMB 36522

LOS ANGELES, CA 90069

(512) 407-2623

_____________, 2024

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the November 14, 2024 consent, by a vote of stockholders holding a majority of the Company’s voting power in approval of the adoption of the Corporate Actions described below and the amendment to the Company's Articles of Incorporation (the "Amendment"). The purpose of this Information Statement is to provide notice that the Company’s majority stockholders, representing 51.0% of the voting power of the Company as of the Record Date, executed a written consent authorizing and approving the following corporate actions (the “Corporate Actions”):

1.

To approve the filing of Articles of Amendment to increase the authorized share capital of common stock of the Company from 70,000,000 to 450,000,000 shares of common stock (“Common Stock”) (the “Common Stock Authorized Share Increase”);

3.	To approve an amendment to the Company’s bylaws which states:

a.	the number of Directors can be increased or decreased by the affirmative vote of a majority of the current Board of Directors; and

b.

the affirmative vote of a majority of the Board is sufficient to fill any vacancies on the Board, including those created by an increase in the number of Directors, without requiring shareholder consent.

(the “Amendment to the Bylaws”)

The Articles of Amendment pursuant to the Corporate Actions are attached hereto, in similar form and substance, as Exhibit A.

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The foregoing Corporate Actions will be taken no sooner than 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these Corporate Actions and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of this Corporate Actions.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.

This Information Statement is being mailed on or about __________________, 2024 to all Stockholders of record as of the Record Date.

VOTE REQUIRED, MANNER OF APPROVAL

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding voting power are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Corporate Actions of at least a majority of the outstanding voting power has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Corporate Actions cannot take effect prior to the filing of a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date, which is anticipated to be on or about   _______, 2024.

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OTHER INFORMATION REGARDING THE COMPANY

As of the record date, there were 16,785,000 shares of our Common Stock issued and outstanding, 1,000 shares of Series A Preferred Stock issued and outstanding, which in the aggregate have voting rights equal to 51.0% of all voting rights available at the time of a shareholder vote, 3,545 shares of the Series B Preferred Stock issued and outstanding, which hold no voting rights, 6,570 shares of the Series C Preferred Stock issued and outstanding, which hold no voting rights, and 100 shares of the Series D Preferred Shares issued and outstanding, which hold voting rights equal to 750,000 votes per one share of Series D Preferred Stock held. For the approval of the Corporate Actions, the Company received written consent from 1 stockholder of the Company holding 91.0% of the voting power of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the Record Date.  "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Common Ownership Percentage	Series A Preferred Stock Beneficially Owned (1)	Series A Preferred Stock Percentage	Series D Preferred Stock Beneficially Owned (2)	Series D Preferred Stock Percentage	Total Voting Percentage (3)
Officers and Directors
Claude Zdanow (4)	0	0.00%	1,000	100%	100	100%	91.0%
All Officers and Directors as a Group (1)	0	0.00%	1,000	100%	100	100%	90.0%
Greater Than 5% Stockholders
Michael Chavez (5)(6)	4,475,600	26.7%	N/A	N/A	N/A	N/A	2.4%
Joel Hefner (7)	1,050,000	6.3%	N/A	N/A	N/A	N/A	0.0%
Cede & Co	1,890.000	11.3%	N/A	N/A	N/A	N/A	0.0%
Elijah May	4,500,000	26.8%	N/A	N/A	N/A	N/A	0.0%

Notes

(1)	The 1,000 shares of Series A Preferred Stock have the right, voting in aggregate, to vote on all stockholder matters equal to fifty-one percent (51%) of the total vote.

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(2)	The 100 shares of Series D Preferred Stock have the right, voting in aggregate, to vote 75,000,000 total votes.

(3)

Based on 187,316,326 total voting shares, including 16,785,000 shares voted by our common stockholders and 95,531,327 voting shares voted by our Series A Preferred Stock holder, Claude Zdanow and 75,000,000 voting shares voted by our Series D holder, Claude Zdanow (see also footnote 1 and 2).

(4)	Claude Zdanow, our CEO and sole director, holds his shares through Mount Olympus Ventures, Inc.

(5)

Pursuant to a Voting Agreement entered into on November 3, 2017, Mr. Chavez provided complete authority to the previous CEO, Elijah May, to vote the 4,475,825 shares of common stock which Mr. Chavez holds (and any other securities of the Company obtained by Mr. Chavez in the future) at any and all meetings of stockholders of the Company and via any written consents. The Voting Agreement has a term of ten years, through November 3, 2027, but can be terminated at any time by Mr. May and terminates automatically upon the death of Mr. May. In connection with his entry into the Voting Agreement, Mr. Chavez provided Mr. May an irrevocable voting proxy to vote the shares covered by the Voting Agreement. Additionally, during the term of such agreement, Mr. Chavez agreed not to transfer the shares covered by the Voting Agreement except pursuant to certain limited exceptions. Due to the Voting Agreement, Mr. May is deemed to beneficially own the 4,475,825 shares of common stock held by Mr. Chavez, which are included under both Mr. May’s ownership and Mr. Chavez’s.

(6)	Mr. Chavez’s address is 10012 Barbrook Dr, Austin, Texas 78726.

(7)	Mr. Hefner’s address is 15001 Big Falls Dr, Leander Texas 78641.

PROPOSAL NUMBER ONE

APPROVAL OF COMMON STOCK AUTHORIZED SHARE CAPITAL INCREASE

The Board of Directors believes that the Common Stock Authorized Share Capital Increase would give it flexibility, without further stockholder action, to issue shares of common stock for purposes including equity financings, as well as share issuances upon the exercise of existing convertible securities in light of the current market price and trading activity of the common shares of the Company and the rights of certain holders of convertible securities to convert at a price contingent upon market price.  An increase in authorized common shares from 70,000,000 to 450,000,000 common shares will provide the Company with the ability to more efficiently and effectively raise capital and make relevant acquisitions in the best interest of the Company. The Board of Directors has determined that it is therefore in the best interest of the Company to increase the authorized number of common shares in order to meet the obligations of the Company to 450,000,000 shares of Common Stock.

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PROPOSAL NUMBER TWO

APPROVAL OF THE AMENDMENT TO THE BYLAWS.

The Board of Directors believes that the amendment to the Company’s bylaws to allow the number of directors to be increased or decreased by a majority of the current Board and to allow a majority of the Board to fill vacancies on the Board is a necessary amendment to allow the Board to efficiently make the best decisions for the Company. The Board of Directors has determined that it is therefore in the best interest of the Company to amend the Company’s bylaws to state

a.	the number of Directors can be increased or decreased by the affirmative vote of a majority of the current Board of Directors; and

b.

the affirmative vote of a majority of the Board is sufficient to fill any vacancies on the Board, including those created by an increase in the number of Directors, without requiring shareholder consent.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF COMMON STOCK

Other than as stated in the above, at the present time, the Board has not made any specific plan with respect to the shares of Common Stock that will be available for issuance after the Common Stock Authorized Share Capital Increase.

AMENDED ARTICLES OF INCORPORATION

Upon the effectiveness of this Information Statement and on the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Amendment to the Articles of Incorporation filed with the State of Nevada in order to effectuate the Common Stock Authorized Share Increase.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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CORPORATION ACTIONS AND EFFECTIVE TIME

The Corporate Action to increase the authorized Common Stock of the Company will become effective on the date that we file the Certificate of Amendment with the Secretary of State of the State of Nevada. We intend to file the Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Articles of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 8605 Santa Monica Boulevard PMB 36522 Los Angeles, CA 90069 or by calling (512) 407-2623. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended June 30, 2024
2.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2024
3.	Annual Report on Form 10-K for the year ended December 31, 2023

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SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

RELIANT HOLDINGS INC.

By:	/s/ Claude Zdanow
Claude Zdanow CEO and Director

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EXHIBIT A

Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390- After Issuance of Stock)

1.	Name of Corporation: Reliant Holdings, Inc.

2.	The Articles have been amended as follows:

a.	The Articles of Incorporation of Reliant Holdings, Inc., are amended as follows:

ARTICLE III: The number of shares of Common Stock authorized by the Corporation shall be 450,000,000 common shares, par value $0.001 per share. The number of shares of Series A Preferred Stock authorized by the Corporation shall be 1,000 shares, par value $0.001 per share.

The number of shares of Series B Preferred Stock authorized by the Corporation shall be 10,000 shares, par value $0.001 per share.

The number of shares of Series C Preferred Stock authorized by the Corporation shall be 6,570 shares, par value $0.001 per share.

The number of shares of Series D Preferred Stock authorized by the Corporation shall be 100 shares, par value $0.001 per share.

The number of shares of Blank Check Preferred Stock authorized by the Corporation shall be 4,985,000 shares, par value $00001 per share.

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